SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 14, 2006

Date of Report (Date of earliest event reported)

CNX GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Brownsville Road

South Park, Pennsylvania 15129

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 854-6719

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

From time to time, we intend to post presentations and other information under the “Investor Relations” tab on our website, www.cnxgas.com, that has been or will be used at investor or analyst conferences or other similar events.

Item 8.01 Other Events.

CNX Gas Corporation issued a press release on February 14, 2006 announcing proved reserves as of December 31, 2005 and certain other reserve numbers. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Additionally, the annual meeting of the stockholders of CNX Gas Corporation will be held on April 28, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 99.1	Press release of CNX Gas Corporation dated February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

By:	/s/ Nicholas J. DeIuliis
Nicholas J. DeIuliis President and Chief Executive Officer

Dated: February 14, 2006

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release of CNX Gas Corporation dated February 14, 2006.